                                                                 EXHIBIT 10.34.1




                                AMENDMENT NO. 1
                                       TO
                  AGREEMENT FOR PURCHASE AND SALE OF PROPERTY
                                    BETWEEN
                    ESMOR CORRECTIONAL SERVICES, INC. SELLER
                                      AND
                   CORRECTIONS CORPORATION OF AMERICA, BUYER

                           DATED February 28, 1996
                                --------------------



        Esmor Correctional Services, Inc. ("Seller") and Corrections Corporation of American ("Buyer") hereby agree to amend the Asset Purchase Agreement dated December 15, 1995 as follows:

                Section 9.1(b) is amended to read:

                        "(b) by either Buyer or Seller if the transaction has not been consumated by April 30, 1996,"



SELLER:                            BUYER:

ESMOR CORRECTIONAL SERVICES,       CORRECTIONS CORPORATION
INC.                               OF AMERICA



By: /s/ James F. Slattery          By:  /s/ Doctor R. Crants
    ----------------------------        ------------------------------------
Name:   James F. Slattery          Name:  Doctor R. Crants
       -------------------------          ----------------------------------
Title:       President             Title: Chairman & Chief Executive Officer
       -------------------------          ----------------------------------
Date:   February 28, 1996          Date:  February 28, 1996
       -------------------------          ----------------------------------